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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 29, 2001
                                                        ---------------------


                     CREDIT SUISSE FIRST BOSTON (USA), INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


               1-6862                                    13-1898818
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      (Commission File Number)                        (I.R.S. Employer
                                                     (Identification No.)


 Eleven Madison Avenue, New York, New York                     10010
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  (Address of principal executive office)                    (Zip Code)


                                 (212) 325-2000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

      On December 29, 2001 we entered into an agreement to sell to The Bank of New York our wholly owned broker-dealer subsidiary, Autranet, Inc, which is active in the distributiion of investment research products from independent research specialists to institutional investors. The sale is expected to be completed in the first quarter of this year.

      At the end of 2001, Joe L. Roby resigned from our Board of Directors in connection with the change in his role at the Credit Suisse First Boston business unit.





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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Credit Suisse First Boston (USA), Inc.


                                       /s/ David C. Fisher
                                    ----------------------
                                    David C. Fisher
                                    CHIEF ACCOUNTING OFFICER







January 7, 2002